UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 1, 1999


                     Commission file number 000-25523

                        ANONYMOUS DATA CORPORATION
            (Exact name of registrant as specified in charter)


Nevada                                            86-0857752
(State of other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification Number)

6170 W. Desert Inn
Las Vegas, Nevada                                 89146
(Address of Principal Executive Office)           (Zip Code)

                              (702) 221-0756
             (Registrant's Executive Office Telephone Number)

                                Copies To:

                           Donald J. Stoecklein
                      1850 E. Flamingo Rd., Suite 111
                         Las Vegas, Nevada  89119
                              (702) 794-2590

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Anonymous Data Corporation - Page Two



Item No. 1.    Changes in Control of Registrant.


No events to report


Item No. 2.    Acquisition or Disposition of Assets.


No events to report,

Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.


The Company announced that it has been cleared by NASD to be submitted for quotation on the OTC Bulletin Board under the trading symbol "ANYD".


Item No. 6.    Resignation of Registrant's Directors.


No events to report.

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  Anonymous Data Corporation - Page Three


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.

Exhibit- Press Release dated 11-1-99

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Anonymous Data Corporation


By: /s/ James Beecham                        Dated: November 1, 1999
   --------------------------------------
    James Beecham, Chairman of the Board


By: /s/ Karen Cavallaro                      Dated: November 1, 1999
   --------------------------------------
    Karen Cavallaro , Secretary

FOR IMMEDIATE RELEASE                   CONTACT:  Karen Cavallaro
November 1, 1999                                  (702) 933-3713
                                                  Solveig Thorsrud
                                                  (702) 739-9933

ANONYMOUS DATA CORPORATION APPROVED FOR PUBLIC TRADING

Las Vegas-based Anonymous Data Corporation (ADC) recently has met the requirements of the NASD and has been approved for public trading on the OTC:BB under the symbol "ANYD." ADC is a fully-reporting company registered with the Securities and Exchange Commission.

ADC is a sole source Original Equipment Manufacturer (OEM) and systems integration company that produces customized biometric identification systems utilizing ADC's patents. One such system is designed to maintain the control and confidentiality of sensitive medical test data entirely within the direction and discretion of the individual tested. The company's name, Anonymous Data, is derived from the ability to manage sensitive medical data without relying on the tested individual's name, but rather a biometric code (from scan of the tested individual's iris or ultrasonic finger recognition).

ADCNET is a patented, integrated, customized, secure database system using personal identification via biometric codes. For example, ADCNET is applicable to records in the courts and judicial systems, donor identification in plasma/blood banking, epidemiology, HIV and sexually transmitted diseases (STD), prevention of fraud in medical billing, confidential drug testing results and other businesses that require customized secure database applications.

Additionally, ADCNET is applicable internationally in other areas such as disaster relief, vaccination records, voter registration and passport control.

For more information on Anonymous Data Corporation, call 702 / 933-3713 or toll-free at 888 / 686-0756, or visit their web site at www.adcx.com.

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